UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2013
BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant's Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure.

In connection with ViSalus's current sales promotion effort, which is known as the March to a Billion Campaign, on February 26, 2013, Ryan Blair, the Chief Executive Officer of ViSalus, posted the following statement on his Facebook page: “The path is all math. @ViSalus is about to add up to a 1,000,000,000. On to the next one! #aftermath.”

We are clarifying that the number in Mr. Blair's Facebook post is a prediction as to ViSalus's cumulative sales since its inception in 2005, which includes sales prior to our investment in ViSalus.  Such number does not describe ViSalus's actual sales during the most recently completed fiscal year nor does it constitute a prediction as to ViSalus's sales in the current fiscal year or any future period.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning sales. Actual results could differ materially due to various factors, including our ability to respond appropriately to changing customer preferences and demand for new products or product enhancements; a downturn in the economy; our dependence on sales by independent promoters and our ability to recruit, retain and motivate them; adverse publicity associated with our products, ingredients, promoters, programs or network marketing business model, or those of similar companies; our ability to influence or control our promoters; our ability to retain our existing customers or attract new customers; competition; our promotional and compensation programs are subject to a number of federal and state regulations; we may be held responsible for certain taxes or assessments relating to the activities of our promoters; our dependence on key employees; risks in our international operations; the loss of a leading promoter, together with his or her associated sales organization, or the loss of a significant number of promoters for any reason; laws and governmental regulations, including regulation by the FDA; compliance with advertising and labeling laws; our ability to protect our intellectual property; our reliance on independent third parties for the manufacture and supply of many of our products; product liability claims; interruptions in our information-technology systems; information security or data breaches; adaptation and integration of mobile devices depends upon the effective operation of mobile operating systems, networks, and standards that we do not control; credit card and debit card fraud; our storage of user and employee data; shortages or increases in the cost of raw materials; changes in our effective tax rate; turmoil in the financial markets; and other factors described in this Current Report on Form 8-K and in our most recently filed Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements made in this Current Report on Form 8-K are made only as of the date hereof, and Blyth undertakes no obligation to update them to reflect subsequent events or circumstances except as may be required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: February 27, 2013	By: /s/ Michael S. Novins
Name: Michael S. Novins Title: Vice President and General Counsel